UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 30, 2022

AMERICAN STATES WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-14431		95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

630 East Foothill Blvd.	San Dimas	CA	91773-1212
(Address of Principal Executive Offices)			(Zip Code)
(909) 394-3600
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American States Water Company Common Shares	AWR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 30, 2022, the Compensation Committee of the Board of Directors approved the 2022 Short-Term Incentive Program (the “Bonus Program”) for the executive officers (the “Executive Officers”) of American States Water Company (NYSE:AWR). Under the terms of the Bonus Program, each of the Executive Officers is eligible to earn an objective cash bonus and a discretionary cash bonus for the 2022 calendar year.
The target aggregate bonus for Robert J. Sprowls, President and Chief Executive Officer of American States Water Company, Golden State Water Company and American States Utility Services, Inc. and its subsidiaries; Eva G. Tang, Senior Vice President – Finance, Chief Financial Officer and Corporate Secretary of American States Water Company, Golden State Water Company and American States Utility Services, Inc. and its subsidiaries, and Treasurer of American States Water Company; and Gladys M. Farrow, Assistant Secretary of American States Water Company, Vice President – Finance, Treasurer and Assistant Secretary of Golden State Water Company, and Treasurer and Assistant Secretary of American States Utility Services, Inc. and its subsidiaries is 100%, 35.9% and 29.9%, respectively, of his or her base salary for 2022. The objective bonus is 80% of the target aggregate bonus for each of these Executive Officers and will become payable based upon each Executive Officer’s attainment of specific performance targets set forth in the Bonus Program. The discretionary bonus is 20% of the target aggregate bonus for each of these Executive Officers and is payable based on the Company’s subjective assessment of the Executive Officer’s performance in the areas of our business over which he or she has responsibility.
A copy of the 2022 Short-Term Incentive Program and the Form of 2022 Short-Term Incentive Program Award Agreement are attached as Exhibits 10.1 and 10.2, respectively.
Section 9 - Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits
The following documents are filed as an Exhibit to this report:

Exhibit No.	Description
Exhibit 10.1:	2022 Short-Term Incentive Program*

Exhibit 10.2:	Form of Award Agreement for 2022 Short-Term Incentive Program*

Exhibit 104:	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*Management contract or compensatory arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY
April 1, 2022	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer